SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

DrugMax, Inc.

(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032-1968

(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 676-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On November 18, 2004, DrugMax, Inc. (“DrugMax”) filed a Current Report on Form 8-K to report the completion of its merger with Familymeds Group, Inc. (“FMG”). The purpose of this Amendment No. 1 to the Current Report on Form 8-K is to include the unaudited condensed consolidated financial statements of FMG and the unaudited pro forma financial information required by Article 11 of Regulation S-X that were not previously filed with the Securities and Exchange Commission. The unaudited condensed consolidated financial statements and unaudited pro forma information are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated balance sheets as of September 25, 2004 and December 27, 2003 and the unaudited condensed consolidated statements of operations and unaudited condensed consolidated statements of cash flows for the nine months ended September 25, 2004 and September 27, 2003 of FMG, and the notes thereto, are attached as Exhibit 99.1 hereto. All other financial statements of FMG required to be filed pursuant to Item 9.01 of Form S-K were previously filed by DrugMax in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 12, 2004.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet at September 25, 2004 for FMG and September 30, 2004 for DrugMax and the unaudited pro forma condensed consolidated statement of operations for the six months ended September 25, 2004 for FMG and the six months ended September 30, 2004 for DrugMax are attached as Exhibit 99.2 hereto. All other unaudited pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X was previously filed by DrugMax in its definitive proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 12, 2004.

(c) Exhibits.

The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ Edgardo Mercadante
Edgardo Mercadante, Chief Executive Officer

Dated: January 3, 2005

3

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Unaudited Condensed Consolidated Financial Statements of Familymeds Group, Inc.

99.2	Unaudited Pro Forma Financial Information

4